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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): September 3, 2003


                      OPTICAL COMMUNICATION PRODUCTS, INC.
             (Exact name of registrant as specified in its charter)



               Delaware                    000-31861              95-4344224
------------------------------------     --------------       ---------------
(State or other jurisdiction              (Commission        (IRS Employer
of incorporation or organization)         File Number)       Identification No.)

6101 Variel Avenue
Woodland Hills, CA                                        91367
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(Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code:    (818) 251-7100


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Item 5.  Other Events.

        On September 3, 2003, Optical Communication Products, Inc. (the "Registrant") announced the relocation of its corporate headquarters to Woodland Hills, California. A copy of the press release issued by the Registrant announcing the relocation is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

        (c)  Exhibits.

             99.1        Press Release of the Registrant dated September 3, 2003


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                                    SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

September 3, 2003            OPTICAL COMMUNICATION PRODUCTS, INC.
                             a Delaware corporation


                             By: /s/ Susie L. Nemeti
                                -------------------------------------------
                             Susie L. Nemeti
                             Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit No.           Description
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99.1                  Press Release of the Registrant dated September 3, 2003


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